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CUSIP NO. 422913103                   13D                     Page 7 of 12 Pages




                                                                       EXHIBIT A


Name:                                       Herbard Limited

Place of Organization:                      British Virgin Islands

Principal Business:                         A holding company

Address of Principal Business:              P.O. Box 438
                                            Road Town, Tortola
                                            British Virgin Islands

Address of Principal Office:                P.O. Box 438
                                            Road Town, Tortola
                                            British Virgin Islands
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CUSIP NO. 422913103                 13D                       Page 8 of 12 Pages




                                                                       EXHIBIT A

Name:                                       Phyllis Quasha Revocable Trust

Place of Organization:                      Bermuda

Principal Business:                         A personal trust

Address of Principal Business:              c/o Grosvenor Trust Company Limited
                                            Airlie House
                                            33 Church Street
                                            Hamilton, Bermuda

Address of Principal Office:                c/o Grosvenor Trust Company Limited
                                            Airlie House
                                            33 Church Street
                                            Hamilton, Bermuda
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CUSIP NO. 422913103                    13D                    Page 9 of 12 Pages




                                                                       EXHIBIT A

Name:                                       Phyllis Grant Quasha

Residence Address:                          Suite 12
                                            Lyford Cay
                                            Nassau, Bahamas

Principal Occupation:                       Private investor

Citizenship:                                Australia